UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): March 16, 2005


                            Alamosa Holdings, Inc.
         ------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                       000-32357                75-2890997
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                    5225 S. Loop 289, Lubbock, Texas,       79424
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              (Address of Principal Executive Offices)     (Zip Code)


      Registrant's Telephone Number, Including Area Code: (806) 722-1100


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities.
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On March 16, 2005, Alamosa Holdings, Inc. ("Alamosa") completed a private exchange transaction pursuant to which a holder of Alamosa's Series B Convertible Preferred Stock, par value $0.01 per share ("Preferred Stock"), delivered to Alamosa 30,807 shares of Preferred Stock in exchange for 2,323,754 newly issued shares of Alamosa's common stock, par value $0.01 per share. The shares of common stock issued in exchange for the Preferred Stock were exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(9) thereunder.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 16, 2005

                                              ALAMOSA HOLDINGS, INC.


                                              By: /s/ Kendall W. Cowan
                                                 ---------------------------
                                                 Kendall W. Cowan
                                                 Chief Financial Officer